SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 12, 2000

                                  Mikasa, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-13066                                        33-0099676
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(Commission File Number)                       (IRS Employer Identification No.)



                                One Mikasa Drive
                           Secaucus, New Jersey 07096
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (201) 867-9210


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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          This Current Report on Form 8-K is filed by Mikasa, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

Item 1.  Change in Control of Registrant

          On January 12, 2001, pursuant to the Agreement and Plan of Merger, dated September 10, 2000 (the "Merger Agreement"), by and among the Company, J.G. Durand Industries, S.A., a societe anonyme organized under the laws of France ("J.G. Durand Industries"), Mountain Acquisition Corp. ("Merger Sub"), a Delaware corporation and wholly owned subsidiary of J.G. Durand Industries, and Alfred J. Blake, Raymond B. Dingman, Anthony F. Santarelli and George T. Aratani, each an individual, director and stockholder of the Company (such individuals collectively, including certain trusts through which such individuals held Common Stock (as defined below), the "Continuing Stockholders"), Merger Sub merged with and into the Company (the "Merger"). The Merger Agreement is incorporated herein by reference to Exhibit 2.1 hereto.

          The Company's shareholders approved the Merger and approved and adopted the Merger Agreement and the transactions contemplated by the Merger Agreement at a special meeting on January 11, 2001. Following the special meeting, the Company issued a press release announcing the approval of the Merger and the approval and adoption of the Merger Agreement and the transactions contemplated thereby by the Company's shareholders. The press release dated January 11, 2001, is incorporated herein by reference to Exhibit
99.1 hereto.

          The Merger became effective on January 12, 2001, and the Company and J.G. Durand Industries issued a press release announcing the consummation of the Merger. The press release dated January 12, 2001, is incorporated herein by reference to Exhibit 99.2 hereto.

          At the effective time of the Merger, each issued and outstanding share of the Company's common stock, par value $.01 per share (the "Common Stock"), was cancelled and automatically converted into the right to receive $16.50 in cash, without any interest or any other payment thereon (the "Merger Consideration"), upon the terms and subject to the conditions set forth in the Merger Agreement and in the related Letter of Transmittal, other than (i) a total of 2,672,800 shares of Common Stock held by the Continuing Stockholders which were converted into shares of common stock of the surviving corporation (the "New Common Stock"), (ii) treasury shares and shares of Common Stock owned by any of the Company's subsidiaries (which shares were cancelled) and (iii) shares held by any stockholders who perfected their dissenters rights in accordance with Delaware law. In addition, at the effective time of the Merger, holders of options to purchase shares of Common Stock granted pursuant to the Company's stock option plans became entitled to receive $16.50 less the applicable exercise price (the "Option Consideration") with respect to each such option.

          Prior to the Merger, the Continuing Stockholders, in aggregate, held approximately 54.9% of the outstanding shares of Common Stock. Immediately following the Merger, J.G. Durand Industries owned approximately 84.7% of the New Common Stock and the Continuing Stockholders, in the aggregate, owned approximately 15.3% of the New Common Stock.

          The Company, J.G. Durand Industries and the Continuing Shareholders filed a Rule 13e-3 transaction statement regarding the Merger on Schedule 13E-3 (as amended, the "Schedule 13E-3") with the Securities and Exchange Commission (the "Commission") on October 5, 2000. The Company also filed a definitive proxy statement regarding the Merger on Schedule 14A (the "Proxy Statement") with the Commission on December 11, 2000. The Proxy Statement was mailed to record holders of shares of Common Stock on or about December 12, 2000. The Proxy Statement and the Schedule 13E-3 are incorporated herein by reference to Exhibits 20.1 and 20.2, respectively.

          Merger Sub obtained the funds needed to pay the Merger Consideration and the Option Consideration in the Merger through a capital contribution of $244,936,705 from J.G. Durand Industries in exchange for Merger Sub common stock. J.G. Durand Industries obtained these funds from cash on hand at the time of the Merger.

          Contemporaneously with the execution of the Merger Agreement on September 10, 2000, J.G. Durand Industries, Merger Sub and the Continuing Stockholders entered into a support agreement (the "Support Agreement"), whereby the Continuing Stockholders agreed to vote all of their shares of the Company's common stock in favor of the Merger Agreement and Merger, and against any alternative transaction, subject to certain conditions described therein. The Support Agreement is incorporated herein by reference to Exhibit 2.2 hereto.

          Also contemporaneously with the execution of the Merger Agreement on September 10, 2000, J.G. Durand Industries, Merger Sub and the Continuing Stockholders entered into a stockholders' agreement (the "Stockholders' Agreement"), pursuant to which, among other things, (i) certain of the Continuing Stockholders received the right to nominate certain persons for election to the Board of Directors of the surviving corporation, (ii) J.G. Durand Industries received certain rights to purchase the common stock of the surviving corporation (the "New Common Stock") held by the Continuing Stockholders following the Merger and (iii) the Continuing Stockholders received certain rights to sell such New Common Stock to J.G. Durand Industries, in each case at prices based on the performance of the surviving corporation following the Merger, but not less than $16.50 per share. The Stockholders' Agreement is incorporated herein by reference to Exhibit 2.3 hereto.

          Equiserve Trust Company, N.A., a national banking association having its principal offices in Boston, Massachusetts, was retained by the Company to serve as the Paying Agent. Letters of Transmittal, together with instructions relating thereto, have been provided to the Company's former stockholders so that such stockholders may surrender their stock certificates in exchange for the Merger Consideration. The stock transfer books for the Common Stock have been closed and the Common Stock is being delisted from the New York Stock Exchange.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

2.1 Agreement and Plan of Merger, dated September 10, 2000, among Mountain Acquisition Corp., the shareholders named therein, Mikasa, Inc. and J.G. Durand Industries, S.A. (incorporated herein by reference to Appendix A of the Proxy Statement).

2.2 Support Agreement, dated as of September 10, 2000, among J.G. Durand Industries, S.A., Mountain Acquisition Corp. and the stockholders of Mikasa, Inc. signatory thereto (incorporated herein by reference to Appendix B of the Proxy Statement).

2.3 Stockholders' Agreement, dated September 10, 2000, by and among Mikasa, Inc., J.G. Durand Industries, S.A. and the stockholders of Mikasa, Inc. signatory thereto (incorporated herein by reference to Appendix C of the Proxy Statement).

20.1 Definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 11, 2000 (incorporated herein by reference to the Proxy Statement).

20.2 Rule 13e-3 transaction statement on Schedule 13E-3 filed with the Securities and Exchange Commission on October 5, 2000, as amended (incorporated herein by reference to the Schedule 13E-3).

99.1 Press Release of January 11, 2001, announcing approval of the Merger and approval and adoption of the Merger Agreement and the transactions contemplated thereby (incorporated herein by reference to Amendment No. 4 to Schedule 13E-3/A filed on January 17, 2001 by J.G. Durand Industries, Mikasa, Inc. and the stockholders of Mikasa, Inc. signatory thereto).

99.2 Press Release of January 12, 2001 announcing consummation of the Merger (incorporated herein by reference to Amendment No. 4 to Schedule 13E-3/A filed on January 17, 2001 by J.G. Durand Industries, Mikasa, Inc. and the stockholders of Mikasa, Inc. signatory thereto).


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 23, 2001                Mikasa, Inc.


                                         By: /s/ Amy Tunis
                                            ------------------------------------
                                             Name:  Amy Tunis
                                             Title: Secretary and Senior Counsel


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                                  EXHIBIT INDEX

Exhibit No.

2.1 Agreement and Plan of Merger, dated September 10, 2000, among Mountain Acquisition Corp., the shareholders named therein, Mikasa, Inc. and J.G. Durand Industries, S.A. (incorporated herein by reference to Appendix A of the Proxy Statement).

2.2 Support Agreement, dated as of September 10, 2000, among J.G. Durand Industries, S.A., Mountain Acquisition Corp. and the stockholders of Mikasa, Inc. signatory thereto (incorporated herein by reference to Appendix B of the Proxy Statement).

2.3 Stockholders' Agreement, dated September 10, 2000, by and among Mikasa, Inc., J.G. Durand Industries, S.A. and the stockholders of Mikasa, Inc. signatory thereto (incorporated herein by reference to Appendix C of the Proxy Statement).

20.1 Definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 11, 2000 (incorporated herein by reference to the Proxy Statement).

20.2 Rule 13e-3 transaction statement on Schedule 13E-3 filed with the Securities and Exchange Commission on October 5, 2000, as amended (incorporated herein by reference to the Schedule 13E-3).

99.1 Press Release January 11, 2001, announcing approval of the Merger and approval and adoption of the Merger Agreement and the transactions contemplated thereby (incorporated herein by reference to Amendment No. 4 to Schedule 13E-3/A filed on January 17, 2001 by J.G. Durand Industries, Mikasa, Inc. and the stockholders of Mikasa, Inc. signatory thereto).

99.2 Press Release of January 12, 2001 announcing consummation of the Merger (incorporated herein by reference to Amendment No. 4 to Schedule 13E-3/A filed on January 17, 2001 by J.G. Durand Industries, Mikasa, Inc. and the stockholders of Mikasa, Inc. signatory thereto).